0013494594

B0576-1522 06/09/2023 11:07 AM Received by Pennsylvania Department of State

COMMONWEALTH OF PENNSYLVANIA
Department of State
Bureau of Corporations and Charitable Organizations
PO Box 8722
Harrisburg, Pennsylvania 17105-8722

ARTICLES OF AMENDMENT - DOMESTIC CORPORATION

Fee: $70

Pennsylvania Department of State

-FILED-

Amendment #: 0013494594
Date Filed: 6/9/2023

DSCB:15-1915/2104/2305/2704/2904/3304/5915/7104/7105/7106/7107 (rev. 7/2015)

In compliance with the requirements of 15 Pa.C.S. § 1915 / § 2104 / § 2305 / § 2704 / § 2904 / § 3304 / § 5915 / § 7104 / § 7105 / § 7106 / § 7107 (relating to articles of amendment/election/termination), the undersigned, desiring to amend its articles, hereby states that:

Record Information	
File number	0002839643
Current name	SMARTSOLUTION TECHNOLOGIES, INC.
Date of incorporation	10/05/1998
Filing type	Domestic Business Corporation
For profit filing subtype	Business
Business Subtype Change	
Change business filing subtype?	I do not want to change the filing subtype of the corporation
Current Registered Office or Commercial Registered Office Provider	
Address	831 W North Ave Pittsburgh, PA 15233 Allegheny
New Registered Office	
I do not want to change the registered office	
Stock	
The corporation is organized on a stock share basis and the aggregate number of shares authorized is:	
Number of shares of stock authorized	1,000
Formation Statute	
Profit corporation - select one	Business Corporation Law of 1988
Effective Date	
The filing shall be effective when filed with the Department of State	
Amendment adoption statement	
Select one of the following	The amendment was adopted by the shareholders or members pursuant to 15 Pa.C.S. § 1914(a) and (b) or § 5914(a).
Additional changes to the articles, if any	
Additional changes	The amendment adopted by the corporation includes these additional changes (1000 characters or less)
Additional changes	PRESIDENT-VIKRAM GROVER MITCHELL SCHWARTZ IS REMOVED FROM ALL OFFICES - President- Secretary- Treasurer
Restated Articles	
☒ The restated Articles of Incorporation supersede the original articles and all amendments thereto.	
Upload Restated Articles	SST Inc Amendment of Articles and Bylaws.pdf

Electronic Signature

IN TESTIMONY WHEREOF, the undersigned Corporation has caused these Articles of Amendment to be signed by a duly authorized officer.

OWNER	*VIKRAM GROVER*	*06/09/2023*
Signer's Capacity	Sign Here	Date

B0576-1523 06/09/2023 11:07 AM Received by Pennsylvania Department of State

B0576-1524 06/09/2023 11:07 AM Received by Pennsylvania Department of State

SMARTSolution Technologies, Inc.

JOINT ACTION BY UNANIMOUS CONSENT IN WRITING
OF THE BOARD OF DIRECTORS AND SOLE SHAREHOLDER

Effective as of February 28, 2022

The undersigned, being the sole director and the sole shareholder of SMARTSolution Technologies, Inc., a Pennsylvania corporation (the "Company"), hereby adopts the following resolutions by unanimous consent in writing (the "Consent") as permitted by Sections 1727(b) and 1766, respectively, of the Pennsylvania Business Corporations Law (the "PCL"), as amended, with the same force and effect as though such resolutions had been adopted at duly convened annual meetings of the Board of Directors and the sole shareholder of the Company as of the date hereof:

PREAMBLE

Articles of Incorporation of the Company were filed with the Commonwealth of Pennsylvania, Department of State on October 5, 1998 under the Company's current name.

The Company is currently authorized to issue 1,000 shares of Common Stock, $1.00 par value. Sole Shareholder of the Company is Mitchell J. Schwartz, owning 100 shares of Common Stock of the Company (the "Shareholder").

The Company filed a Joint Action to amend the Bylaws, elect the Board of Directors and Officers, and other needed changes on August 15, 2014.

The minute book of the Company does not contain any consents, minutes or documents other than the executed organizational Action by Incorporator dated October 5, 1998 and the Joint Action filed August 15, 2014.

Mitchell J. Schwartz is presently sole member of the Board of Directors.

Elaine Stone is presently the President, Mitchell J. Schwartz is the Vice President, Secretary and Treasurer

The Shareholder wishes to sell the Company to FOMO Worldwide, Inc. (the "Purchaser") and has negotiated and finalized a deal for the sale. The Shareholder also wishes to sell SMARTSolutions Technologies L.P., a Pennsylvania limited partnership (the "Partnership"), for whom the Company is the General Partner, and for whom he holds controlling interest. As part of the Sale, the Shares of the Company need to be transferred to the Purchaser, and the Board of Directors and Officers of the Company need to be removed and replaced.

SHARES OF THE COMPANY

RESOLVED, that all 100 outstanding shares of the Company will be transferred to the Purchaser. Purchaser will be the Sole Shareholder of the Company, owning 100 shares of Common Stock.

FURTHER RESOLVED, that all prior lawful actions regarding the issuance of shares of the company are hereby ratified and approved.

BOARD OF DIRECTORS

RESOLVED, that the number of directors of the Company is hereby set at one (1) and that Vikram P. Grover is hereby elected as Director of the Company to serve in accordance with the Bylaws of the Company and at the discretion of the Shareholder until his successor shall be elected or until his resignation or removal.

FURTHER RESOLVED, that all prior lawful actions of the Board of Directors of the Company taken since his appointment are hereby ratified and approved.

OFFICERS

RESOLVED, that the following persons be and hereby are elected to the offices of the Company (the "Proper Officers"), each to serve in accordance with the Bylaws of the Company and at the discretion of the Board of Directors until his or her successor shall be elected or until his or her resignation or removal:

President	Vikram P. Grover
Secretary and Treasurer	Vikram P. Grover

FURTHER RESOLVED, that all prior lawful actions of the Proper Officers of the Company taken since their appointments by the Company are hereby ratified and approved.

CHANGES TO THE OWNERSHIP OF THE PARTNERSHIP

WHEREAS, the Company is the sole General Partner of the Partnership;

WHEREAS, the Company and the other Partners wish to sell to the Purchaser; BE IT

RESOLVED, that the Company consents to the sale as General Partner.

FURTHER RESOLVED, that the Proper Officers of the Company are hereby authorized and directed for the Partnership and on its behalf to execute and deliver to the Department of State of the Commonwealth of Pennsylvania for filing a Certificate of Amendment and Restatement to the Certificate of Limited Partnership of the Partnership, and to do any and all acts, including the execution and delivery of any and all instruments, that may be necessary or proper to amend the Certificate of Limited Partnership of the Partnership, as aforesaid.

GENERAL

RESOLVED, that the Proper Officers of the Company be, and hereby are, authorized and empowered to take all such steps as each of them may deem necessary or appropriate in connection

with the transactions contemplated by the foregoing resolutions or otherwise in order to carry out the full intent and purpose of the foregoing resolutions.

FURTHER RESOLVED, that all prior lawful actions previously taken by the Proper Officers of the Company in connection with or related to the matters set forth in or reasonably contemplated or implied by the foregoing resolutions be, and each of them hereby is, expressly adopted, ratified, comformed and approved in all respects as the acts and deeds of the Company.

[SIGNATURE PAGE FOLLOWS]

SIGNATURE PAGE TO THE JOINT ACTION BY UNANIMOUS CONSENT IN WRITING OF THE BOARD OF DIRECTORS AND SOLE SHAREHOLDER

BOARD OF DIRECTORS:

____

Mitchell J. Schwartz

SOLE SHAREHOLDER:

____

Mitchell J. Schwartz